UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 3, 2018 (June 28, 2018)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

On June 28, 2018, Steel Dynamics, Inc. (the “Company”) amended its senior secured revolving credit facility and extended the maturity date an additional five years. The Third Amended and Restated Credit Agreement renewed the senior secured revolving credit facility of $1.2 billion, which now matures on June 28, 2023. Subject to certain conditions, the Company has the ability to increase the facility size by a minimum of $750.0 million. The Third Amended and Restated Credit Agreement is guaranteed by certain of the Company’s subsidiaries and is secured by substantially all of its accounts receivable and inventories. The senior secured revolving credit facility will be available for working capital and other general corporate purposes.

A copy of the Third Amended and Restated Credit Agreement is filed as Exhibit 10.58 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Third Amended and Restated Credit Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 8.01. Other Events.

On June 28, 2018, the Company issued a press release titled “Steel Dynamics Announces Renewed and Extended Revolving Credit Facility.” A copy of that press release is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished under this Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d )                              Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

10.58	Third Amended and Restated Credit Agreement dated as of June 28, 2018, by and among Steel Dynamics, Inc. and the agents and lenders named therein.

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	A press release dated June 28, 2018, titled “Steel Dynamics Announces Renewed and Extended Revolving Credit Facility.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: July 3, 2018	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer